EXHIBIT10.15

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES, AND NONE OF THE SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTIBLE, HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED HEREIN), EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE AND FOREIGN SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

REVENUE.COM CORPORATION

(the “Issuer”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Subscription Receipts – U.S. and International Subscribers)

INSTRUCTIONS

1.

You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.

You must complete Exhibit A, “Acknowledgement and Direction” that is on page 16.

3.

If you are a resident of Canada, you must complete and sign Exhibit B, “Canadian Investor Questionnaire”, that starts on page 17.

4.

If you are a “U.S. Purchaser”, as defined in Exhibit C, you must complete and sign Exhibit C “United States Accredited Investor Questionnaire” that starts on page 23.

5.

If you are a resident in Canada and unless you are subscribing through a person registered as an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions), you must complete and sign Exhibit D “Risk Acknowledgement Form” that starts on page 27.

6.

Payment must be made by wire transfer to Clark Wilson LLP, legal counsel for the Issuer, pursuant to the wiring instructions set out in Exhibit E that is on page 28.

1

REVENUE.COM CORPORATION

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Revenue.com Corporation (the “Issuer”) that number of subscription receipts of the Issuer (each, a “Subscription Receipt”) as is set out below at a price of US$0.25 per Subscription Receipt. Each Subscription Receipt will be automatically exercisable into one share of common stock of the Issuer (each, a “Share”) upon the occurrence of the Escrow Release Condition (as defined herein). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Subscription Receipts”.

Subscriber Information ________________________________________________	Subscription Receipts to be Purchased ________________________________________________
(Name of Subscriber)	(Number of Subscription Receipts)

Account Reference (if applicable): ____________________
X_______________________________________________ (Signature of Subscriber – if the Subscriber is an Individual)	Total Subscription Price: ______________________________ (the “Subscription Amount”)
X_______________________________________________

(Signature of Authorized Signatory – if the Subscriber is not an Individual)

________________________________________________ (Name and Title  of Authorized Signatory – if the Subscriber is not an Individual)

________________________________________________ (SIN, SSN, or other Tax Identification Number of the Subscriber)

________________________________________________ (Subscriber’s Address, including postal or zip code)

________________________________________________

________________________________________________ (Telephone Number)                                                        (Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

________________________________________________

(Name of Disclosed Principal)

________________________________________________

(Address of Disclosed Principal)

________________________________________________

(Account Reference, if applicable)

________________________________________________

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

2

Register the Subscription Receipts as set forth below:

________________________________________________ (Name to Appear on Subscription Receipt Certificate)

________________________________________________ (Account Reference, if applicable)

________________________________________________

(Address, including postal or zip code)

Deliver the certificate representing the Subscription Receipts as set forth below:

________________________________________________

(Attention - Name)

________________________________________________

(Account Reference, if applicable)

________________________________________________

(Street Address, including postal or zip code – no PO Boxes permitted)

________________________________________________

(Telephone Number)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by, the Subscriber, if any (i.e., shares, warrants, options):

________________________________________________

________________________________________________

1. State whether the Subscriber is an Insider of the Issuer: Yes . No . 2. State whether the Subscriber is a registrant under applicable Canadian securities laws: Yes . No .

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the 12th day of December, 2014(the “Closing Date”).

REVENUE.COM CORPORATION

Per:

/s/ Paul Dillman

Paul Dillman

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SUBSCRIPTION RECEIPTS

1.

Subscription

1.1

On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Subscription Receipts as is set forth on page 2 of this Agreement at a price of $0.25 per Subscription Receipt for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Subscription Receipts to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.

1.2

Upon the occurrence of the Escrow Release Condition (as defined herein), each Subscription Receipt will automatically be exercised into one share of common stock of the Issuer (each, a “Share”), for no additional consideration. The Subscription Receipts and the Shares are collectively referred to herein as the “Securities”.

1.3

The Subscriber acknowledges that the Subscription Receipts have been offered to the Subscriber as part of an offering by the Issuer of additional Subscription Receipts to other subscribers (the “Offering”).

1.4

All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

1.5

The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by Clark Wilson LLP (the “Escrow Agent”), legal counsel to the Issuer, by or on behalf of the Issuer.  In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will cause the Escrow Agent to return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

2.

Payment and Escrow Provisions

2.1

At the closing of the Offering (the “Closing”), the Subscriber will deliver to the Escrow Agent payment of the Subscription Amount (the “Escrowed Funds”) by wire transfer, in accordance with the wire instructions set out in Exhibit E, attached hereto, which Escrowed Funds will be held in escrow, on behalf of the Subscriber, by the Escrow Agent, in accordance with the terms and conditions of an escrow agreement to be entered into between the Issuer and the Escrow Agent (the “Escrow Agreement”).

2.2

The Escrowed Funds will be held by the Escrow Agent, pending receipt by the Escrow Agent of confirmation of the declaration by the United States Securities and Exchange Commission (the “SEC”) of the effectiveness of the Issuer’s registration statement on Form S-1 (the “Escrow Release Condition”).  The Subscriber acknowledges that, as of the Closing, the Form S-1 will not yet have been filed by the Issuer and, as such, the Escrow Release Condition may never be satisfied.

2.3

In the event that the Escrow Release Condition is satisfied prior to 5:00 p.m. (Nevada time) on May 29, 2015 (the “Escrow Deadline”), the Issuer will deliver a notice to the Escrow Agent confirming the Escrow Release Condition has been satisfied (the “Release Notice”). Upon receipt of the Release Notice, the Escrow Agent will immediately release the Escrowed Funds to the Issuer and each Subscription Receipt will automatically convert, without any further action on the part of the Subscriber, into one Share, without payment of any additional consideration by the Subscriber. Notwithstanding the fulfilment of the Escrow Release Condition prior to the Escrow Deadline, the Subscriber agrees that the Escrow Agent will continue to hold any certificate(s) representing the Shares for a period of 12 months from the Issuance Date (as defined in the certificate representing the Subscription Receipts).

2.4

If the Escrow Release Condition is not satisfied by the Escrow Deadline, or if the Issuer delivers written notice to the Escrow Agent that the Escrow Release Condition will not be satisfied before the Escrow Deadline (the “Default Notice”), the Subscription Receipts will expire and be of no further force and effect, and the Subscriber will be entitled to receive from the Escrow Agent a cheque representing refund of the Escrowed Funds, without interest thereon.

2.5

For greater certainty, the Subscription Receipts will be issued at Closing by the Issuer and the Subscriber acknowledges and agrees that it will be acquiring Subscription Receipts pursuant to this Subscription Agreement.  It is further acknowledged and agreed that if the Escrow Release Condition is satisfied by the Escrow Deadline: (a) the Subscription Receipts will be exercised and will convert automatically, with no further action on the part of the Subscriber, into Shares, and (b) the Subscriber agrees that the Escrow Agent will continue to hold any certificate(s) representing the Shares for a period of 12 months from the Issuance Date (as defined in the certificate representing the Subscription Receipts). In the event that the Issuer fails to satisfy the Escrow Release Condition by the Escrow Deadline, or the Issuer delivers the Default Notice to the Escrow Agent, the Escrowed Funds will be refunded to the Subscriber.

2.6

Prior to the time that the Escrow Release Condition is satisfied and the Release Notice is provided, the Subscriber will not be a shareholder of the Issuer with respect to the Subscription Receipts (or the Shares issuable on the exchange and conversion thereof) and will not be entitled to vote on or in respect of any event which forms part of the Escrow Release Condition.  The Subscriber will only be entitled to receive the Shares if the Release Notice is provided to the Escrow Agent by the Issuer. If the Release Notice is not provided to the Escrow Agent, the Subscriber will only be entitled to a return of the Escrowed Funds and will not be entitled to acquire any Shares.

2.7

The specific attributes of the Subscription Receipts will be as set forth in the certificate representing the Subscription Receipts, which will be in the form attached hereto as Exhibit F.

3.

Documents Required from Subscriber

3.1

The Subscriber must complete, sign and return to the Issuer the following documents:

(a)

this Agreement;

(b)

the Acknowledgement and Direction attached as Exhibit A that can be found at page 16;

(c)

if the Subscriber is a resident of Canada, the Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit B that starts on page 17;

(d)

if the Subscriber is a U.S. Purchaser (as defined in Exhibit C), the United States Accredited Investor Questionnaire (the “U.S. Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit C that starts on page 23;

(e)

if the Subscriber is a resident in Canada, unless the Subscriber is subscribing through a person registered as an exempt market dealer (as defined in National Instrument 31-103 – Registration Requirements and Exemptions), the “Risk Acknowledgement Form” attached hereto as Exhibit C that is on page 27; and

(f)

such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2

As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

4.

Conditions and Closing

4.1

The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion.  The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2

The Closing is conditional upon and subject to:

(a)

the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b)

the issue and sale of the Subscription Receipts being exempt from the requirement to file a prospectus or registration statement under applicable securities laws relating to the sale of the Subscription Receipts, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or registration statement, or deliver an offering memorandum.

4.3

The Subscriber acknowledges that the certificate representing the Subscription Receipts will be available for delivery within five business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.

Acknowledgements and Agreements of the Subscriber

5.1

The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)

the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c)

the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d)

the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(e)

there are risks associated with the purchase of the Securities, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(f)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(g)

a portion of the Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;

(h)

finder’s fees or broker’s commissions may be payable by the Issuer in connection with the Offering;

(i)

the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(j)

all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(k)

the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(l)

any resale of the Securities by the Subscriber may be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee, including resale restrictions imposed under United States securities laws and additional restrictions on the Subscriber’s ability to resell any of the Securities in Canada that may be imposed under applicable Canadian securities laws and Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over the Counter Markets (‘MI 51-105”);

(m)

it is the responsibility of the Subscriber to find out what any applicable resale restrictions are and to comply with such restrictions before selling any of the Securities;

(n)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)

any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)

applicable resale restrictions;

(o)

there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;

(p)

the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(q)

no documents in connection with the issuance of the Securities have been reviewed by the SEC or any other securities regulators;

(r)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s)

there is no government or other insurance covering any of the Securities;

(t)

none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable securities laws;

(u)

if the Subscriber is not a U.S. Purchaser:

(i)

offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) will only be made in compliance with the safe harbor provisions set forth in Regulation S or pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period will be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom, and in each case only in accordance with applicable securities laws, and

(ii)

hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws; and

(v)

this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.

Representations and Warranties of the Subscriber

6.1

The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)

the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(b)

unless the Subscriber has completed Exhibit B, the Subscriber is resident outside of Canada:

(c)

unless the Subscriber has completed Exhibit C, the Subscriber is not a U.S. Person;

(d)

if the Subscriber is resident outside of Canada or the United States:

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities,

(ii)

the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)

the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities,

(iv)

the purchase of the Securities by the Subscriber does not trigger:

A.

any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.

any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)

the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(e)

the Subscriber: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, (iv) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and (v) can afford the complete loss of the Subscription Amount;

(f)

the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(g)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(h)

the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(i)

the Subscriber has received and carefully read this Agreement;

(j)

the Subscriber is aware that an investment in the Issuer is highly speculative and the Subscriber could lose the entire Subscription Amount;

(k)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;

(l)

the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(m)

the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Subscriber has not subdivided its interest in any of the Securities with any other person;

(n)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(o)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities, provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements; and

(p)

no person has made to the Subscriber any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities,

(ii)

that any person will refund the purchase price of any of the Securities, or

(iii)

as to the future price or value of any of the Securities.

6.2

In this Agreement, the term “U.S. Person” has the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.

Representations and Warranties will be Relied Upon by the Issuer

7.1

The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Escrow Agent in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Subscription Receipts, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Subscription Receipts and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.

Legending of Shares

8.1

If the Subscriber is a U.S. Purchaser, the Subscriber hereby acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under applicable securities laws, any certificates representing any of the Securities will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”

8.2

If the Subscriber is not a U.S. Person, the Subscriber hereby acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under applicable securities laws, any certificates representing any of the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

8.3

In addition to the foregoing, the Subscriber hereby represents, warrants, acknowledges and agrees that:

(a)

a subsequent trade in any of the Securities in or from any province or territory of Canada will be a distribution subject to the prospectus requirements of applicable securities laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing any of the Securities (or ownership statement issued under a direct registration system or other book entry system) bears the following restrictive legend, as specified in MI 51-105:

“THE HOLDER OF THE SECURITIES REPRESENTED HEREBY MUST NOT TRADE THE SECURITIES IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKETS ARE MET.”

(the “51-105 Legend”);

(b)

the Subscriber undertakes not to trade or resell any of the Securities in or from Canada unless the trade or resale is made in accordance with MI 51-105;

(c)

by executing and delivering this Agreement and as a consequence of the representations and warranties made by the Subscriber in this Section 8.3, the Subscriber directs the Issuer not to include the 51-105 Legend on any certificates representing any of the Securities to be issued to the Subscriber and, as a consequence, the Subscriber will not be able to rely on the resale provisions of MI 51-105, and any subsequent trade in any of the Securities in or from any jurisdiction of Canada will be a distribution subject to the prospectus requirements of applicable Canadian securities laws; and

(d)

if the Subscriber wishes to trade or resell any of the Securities in or from any jurisdiction of Canada, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing any of the Securities to the Issuer’s transfer agent to have the 51-105 Legend imprinted on such certificate or to instruct the Issuer’s transfer agent to include the 51-105 Legend on any ownership statement issued under a direct registration system or other book entry system.

8.4

The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

9.

Collection of Personal Information

9.1

The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities; (b) the Issuer's registrar and transfer agent;, (c) any tax authorities; (d) authorities pursuant to any money laundering or terrorist financing legislation; and (e) any of the other parties involved in the Offering, including the Escrow Agent.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws. Notwithstanding that the Subscriber may be purchasing the Subscription Receipts as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

9.2

The Subscriber is hereby notified that:

(a)

the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the SEC and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of Subscription Receipts purchased by the Subscriber, the total Subscription Amount paid for the Subscription Receipts, the prospectus exemption relied on by the Issuer and the date of distribution of the Subscription Receipts, and the number of other securities of the Issuer owned by the Subscriber;

(b)

such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws; and

(c)

such information is being collected for the purposes of the administration and enforcement of applicable securities laws.

10.

Costs

10.1

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Subscription Receipts will be borne by the Subscriber.

11.

Governing Law

11.1

This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, attorns to the exclusive jurisdiction of the courts of the State of Nevada.

12.

Survival

12.1

This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Securities by the Subscriber.

13.

Assignment

13.1

This Agreement is not transferable or assignable.

14.

Severability

14.1

The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

15.

Entire Agreement

15.1

Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Subscription Receipts and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

16.

Notices

16.1

All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

17.

Counterparts and Electronic Means

17.1

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

18.

Exhibits

18.1

The exhibits attached hereto form part of this Agreement.

19.

Indemnity

19.1

The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A

ACKNOWLEDGMENT AND DIRECTION

TO:

Clark Wilson LLP

RE:

Revenue.com Corporation (the “Issuer”)

Private Placement of Subscription Receipts

The undersigned (the “Subscriber”) hereby confirms that it has deposited US$__________ (the “Escrowed Funds”) in trust with Clark Wilson LLP (the “Escrow Agent”) for the purchase of the number of Subscription Receipts of the Issuer (the “Subscription Receipts”), as set out in the attached Subscription Agreement. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Subscription Agreement.

The Subscriber acknowledges and agrees that the Escrow Agent acts as legal counsel for the Issuer. For greater certainty, the Escrow Agent in no way represents the interests of the Subscriber in any manner or for any purpose whatsoever. The Subscriber confirms that it has had the opportunity to consult with its own legal counsel with respect to the purchase and any potential resale of the Subscription Receipts and the Shares issuable on conversion of the Subscription Receipts.

In the event that the Escrow Release Condition is satisfied prior to the Escrow Deadline, the Subscriber hereby expressly and irrevocably authorizes and directs the Escrow Agent to immediately release and deliver the Escrowed Funds to the Issuer, without any further notice to the Subscriber.

EXECUTED by the Subscriber this  day of , 2014.

If a corporation, partnership or other entity:	If an individual:

Signature of Authorized Signatory	Signature

Name of Entity	Print or Type Name

Type of Entity

Name and Position of Signatory

EXHIBIT B

CANADIAN INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO:

Revenue.com Corporation (the “Issuer”)

RE:

Purchase of Subscription Receipts (the “Subscription Receipts”) of the Issuer

Capitalized terms used in this Canadian Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit B is attached.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Subscription Receipts as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, will be referred herein as the “Subscriber”) of the Subscription Receipts, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)

is purchasing the Subscription Receipts as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus and Registration Exemptions adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)

(A)

is resident in or is subject to the laws of one of the following (check one):

. Alberta	.New Brunswick	. Prince Edward Island
. British Columbia	.Nova Scotia	. Quebec
. Manitoba	.Ontario	. Saskatchewan
. Newfoundland and Labrador
. United States: _________________________ (List State of Residence)

Or

(B)

      . is resident in a country other than Canada or the United States; and

(iii)

has not been provided with any offering memorandum in connection with the purchase of the Subscription Receipts.

In connection with the purchase of the Subscription Receipts, the Subscriber hereby represents, warrants, covenants and certifies that the Subscriber meets one or more of the following criteria:

I. ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION
(a)

the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, and

(b)

_____ the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix “A” to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX “A” ATTACHED TO THIS CERTIFICATE);

II. SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES” EXEMPTION OTHER THAN ONTARIO OR SASKATCHEWAN SUBSCRIBERS
(a)	the Subscriber is (please initial or place a check-mark on the appropriate line below):
	(i)	_____ a director, executive officer or control person of the Issuer, or of an “affiliate” of the Issuer,
(ii)

_____ a spouse, parent, grandparent, brother, sister child or grandchild of _________________________________ (name of person) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(iii)

_____ a parent, grandparent, brother, sister, child or grandchild of the spouse of ___________________________________ (name of person) a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

(iv)

_____ a close personal friend (by reason of the fact that the Subscriber has directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of ___________________________________ (name of person), a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years,

(v)

_____ a close business associate (by reason of the fact that the Subscriber has had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of ___________________________________ (name of person), a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years,

(vi)

_____ a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (as described in subsection II(a)(iv)) or close business associate (as described in subsection II(a)(v)) of __________________________________ (name of person), a founder of the Issuer,

	(vii)	_____ a parent, grandparent, brother, sister, child or grandchild of the spouse of __________________________________ (name of person), a founder of the Issuer,
(viii)

_____ a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, or

	(ix)	_____ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(viii) above;

III. SASKATCHEWAN SUBSCRIBERS PURCHASING UNDER THE “FAMILY, FRIENDS AND BUSINESS ASSOCIATES - SASKATCHEWAN” EXEMPTION
(a)	the Subscriber is resident in the Province of Saskatchewan or is subject to the securities laws of the Province of Saskatchewan,
(b)	the Subscriber has provided the Issuer with a signed risk acknowledgment form (to be provided by the Issuer on request), and
(c)	the Subscriber is (please initial or place a check-mark on the appropriate line below):
(i)

_____ a close personal friend (as described in subsection II(a)(iv) above) of ____________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years,

(ii)

_____ a close business associate (as described in subsection II(a)(v) above) of ____________________________________ (name of person), a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years,

(iii)

_____ a close personal friend (as described in subsection II(a)(iv) above) or close business associate (as described in subsection II(a)(v) above) of ___________________________________ (name of person), a founder of the Issuer, and has been for __________________________ years,

(iv)

_____ a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, if the distribution is based in whole or in part on a close personal friendship (as described in subsection II(a)(iv) above) or a close business association (as described in subsection II(a)(v) above), or

(v)

_____ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(vii) above, if the distribution is based in whole or in part on a close personal friendship (as described in subsection II(a)(iv) above) or a close business association (as described in subsection II(a)(v) above);

IV. ONTARIO SUBSCRIBERS PURCHASING UNDER THE “FOUNDER, CONTROL PERSON AND FAMILY” EXEMPTION
(a)	the Subscriber is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario, and
(b)	the Subscriber is (please initial or place a check-mark on the appropriate line below):
	(i)	_____ a founder of the Issuer,
	(ii)	_____ an affiliate of ______________________________ (name of person) a founder of the Issuer,
	(iii)	_____ a spouse, parent, brother, sister, grandparent, grandchild or child of _____________________________________ (name of person) a director, executive officer or founder of the Issuer, or
	(iv)	_____ a person that is a control person of the Issuer; or

V. MINIMUM AMOUNT INVESTMENT
(a)	the Subscriber is purchasing the Subscription Receipts as principal for its own account and not for the benefit of any other person,
(a)	the Subscription Receipts have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing, and
(b)

the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Subscription Receipts.

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of  day of , 20____.

____________________________________________

Print Name of Subscriber (or person signing as agent of Subscriber)

By:

________________________________________

Signature

________________________________________

Print Name and Title of Authorized

Signatory (if Subscriber is not an individual)

APPENDIX “A”

TO CANADIAN INVESTOR QUESTIONNAIRE

Accredited Investors only: Please check the appropriate box and initial

.	(a)

a person (i.e. not an individual) registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

.	(b)	an individual (i.e. not a corporation) registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),
.	(c)

an individual (i.e. not a corporation) who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

.	(d)

an individual (i.e. not a corporation) whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

.	(e)	an individual (i.e. not a corporation) who, either alone or with a spouse, has net assets of at least $5,000,000,
.	(f)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (f),

.	(g)

an investment fund that distributes or has distributed its securities only to

(i)

a person that is or was an accredited investor at the time of the distribution,

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)

a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

.	(h)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

.	(i)

a trust company or trust company registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust company, as the case may be,

.	(j)

a person acting on behalf of a fully managed account managed by that person, if that person

(i)

is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)

in Ontario, is purchasing a security that is not a security of an investment fund,

.	(k)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

.	(l)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a) in form and function,
.	(m)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

.	(n)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
.	(o)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Dated _____________________________, 20____.

X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT C

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit C is attached.

This Questionnaire applies only to persons that are U.S. Purchasers.  A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Subscription Receipts on behalf of any U.S. Person, (c) any person that receives or received an offer of the Subscription Receipts while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Securities are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D.  The Securities offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.

it is not resident in Canada;

2.

it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

3.

the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

4.

it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

5.

it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6.

if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________

a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Subscription Receipts are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Subscription Receipts,

___________

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7.

if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

__________

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000,

__________

a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

__________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),
__________

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

__________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.

it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.

if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

a.

the sale is to the Issuer,

b.

the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

c.

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

d.

the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

e.

it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.

it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities. In particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” within the meaning of Section 1291 of the United States Internal Revenue Code;

11.

it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Agreement;

12.

it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Agreement was executed;

13.

it understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder); and

14.

it understands and acknowledges that the Issuer is not obligated to remain a “foreign issuer”.

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

Dated _____________________________, 20____.

Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT D

RISK ACKNOWLEDGEMENT FORM

Risk Acknowledgement under BCI 32-513

Registration exemption for trades

in connection with certain prospectus-exempt distributions

Name of Issuer: ______________________________________

Name of Seller: _______________________________________

I acknowledge that

      .

the person selling me these securities is not registered with a securities regulatory authority and is prohibited from telling me that this investment is suitable for me;

      .

the person selling me these securities does not act for me;

      .

this is a risky investment and I could lose all my money;

      .

the person selling me these securities has not provided financial services to me other than in connection with a Prospectus-Exempt Distribution;

      .

the person selling me these securities does not hold or have access to my assets;

      .

I am investing entirely at my own risk.

_____________________________

Date

_____________________________

Signature of Subscriber

_____________________________

Print name of Subscriber

______________________________________

Name of salesperson acting on behalf of seller

Sign two copies of this document. Keep one copy for your records.

National Instrument 45-106 Prospectus and Registration Exemptions may require you to sign an additional risk acknowledgement form.  If you want advice about the merits of this investment and whether these securities are a suitable investment for you, contact a registered adviser or dealer.

EXHIBIT E

WIRING INSTRUCTIONS

[EXHIBIT INTENTIONALLY OMITTED]

EXHIBIT F

FORM OF SUBSCRIPTION RECEIPT CERTIFICATE

DO NOT DESTROY THIS CERTIFICATE.

THE SUBSCRIPTION RECEIPTS REPRESENTED BY THIS CERTIFICATE ARE NON-TRANSFERABLE.

NONE OF THE SECURITIES REPRESENTED HEREBY, AND NONE OF THE SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTIBLE, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE AND FOREIGN SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES INTO WHICH SUCH SECURITIES ARE CONVERTIBLE, MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

REVENUE.COM CORPORATION

(the “Issuer”)

SUBSCRIPTION RECEIPT CERTIFICATE

Certificate No. 

Number of Subscription Receipts 

Section 1 – Issuance of Subscription Receipts

(1)

This is to certify that, in consideration of the purchase price of $ (the “Escrowed Funds”), [INSERT NAME OF SUBSCRIBER] (the “Holder”) of [INSERT ADDRESS OF SUBSCRIBER is the registered holder of  () subscription receipts (each, a “Subscription Receipt”) of the Issuer.

(2)

Each Subscription Receipt will, subject to the terms and conditions set forth in this Subscription Receipt Certificate, or in any certificate issued in replacement hereof (in any case, this “Certificate”), be exercisable, without payment of any additional consideration, into one share of common stock of the Issuer (each, a “Share”) at a deemed price of US$0.25 per Share by the Holder.

(3)

Any capitalized term used but not defined herein will have the meaning ascribed thereto in the Subscription Agreement between the Holder and the Issuer having an acceptance date by the Issuer of even date herewith (the “Subscription Agreement”).

(4)

On the date that is the earlier of: (a) the date on which the Issuer delivers the Release Notice to the Escrow Agent; (b) 5:00 p.m. (Nevada time) on the Escrow Deadline; and (c) the date on which the Issuer delivers the Default Notice to the Escrow Agent (in any case, the “Expiry Date”):

(i)

if the Escrow Release Condition has been met, the Subscription Receipts will be deemed exercised on the earlier of: (A) the date of delivery by the Issuer of the Release Notice to the Escrow Agent, or (B) the Escrow Deadline, and will automatically convert into Shares pursuant to the terms hereof, or

(ii)

if the Issuer delivers the Default Notice to the Escrow Agent, or if the Escrow Deadline occurs without satisfaction of the Escrow Release Condition, the Subscription Receipts will expire and, together with this Certificate, be null and void and of no further force and effect on and after the Escrow Deadline, and the Holder will be entitled to receive from the Escrow Agent a cheque representing refund of the Escrowed Funds, without interest thereon; and

(iii)

the Subscription Receipts and this Certificate will be void and of no value or effect, provided that, if the Issuer has not then performed any of its obligations hereunder, no rights of the Holder against the Issuer will be diminished or affected.

(5)

The number of Shares the Holder is entitled to acquire upon conversion of the Subscription Receipts is subject to adjustment as provided in Section 4 hereof.

Section 2 - Satisfaction of Escrow Release Condition

(1)

If the Escrow Release Condition is satisfied on or prior to the Escrow Deadline:

(a)

on the earlier of: (i) the date of delivery by the Issuer to the Escrow Agent of the Release Notice, or (ii) the Escrow Deadline (in either case, the “Issuance Date”), each Subscription Receipt will automatically convert into one Share on the basis of the Subscription Rate (as defined herein), subject to adjustment as provided for in Section 4, without the payment of any consideration or the undertaking of any further action by the Holder;

(b)

the Shares will be deemed to have been issued, and the Holder will be deemed to have become the holder of record of such Shares on the Issuance Date;

(c)

the Subscriber agrees that, notwithstanding the fulfilment of the Escrow Release Condition prior to the Escrow Deadline, the Escrow Agent will continue to hold any certificate(s) representing the Shares for a period of 12 months from the Issuance Date;vand

(d)

the Subscription Receipts and this Certificate will be void and of no value or effect, provided that, if the Issuer has not then performed any of its obligations hereunder, no rights of the Holder against the Issuer will be diminished or affected.

(2)

Notwithstanding anything contained in this Certificate, the Issuer will not be required to issue fractions of Shares to the Holder. To the extent that the Holder holds one or more Subscription Receipts that otherwise entitle it to receive, on the exercise or partial exercise thereof, a fraction of a Share, the Holder may exercise that right in respect of the fraction only in combination with other Subscription Receipts that, in the aggregate, entitle the Holder to acquire a whole number of Shares.

(3)

If any of the Shares are to be issued to a person or persons other than the Holder, the Holder will comply with such reasonable requirements as the Issuer may prescribe, and pay to the Issuer all applicable transfer or similar taxes or fees required to be paid in connection therewith, and the Issuer will not be required to register the Shares unless the Holder has paid the amount of such tax or fee or has established, to the satisfaction of the Issuer, that such fee or tax has been paid or that no such fee or tax is required.

(4)

None of the Subscription Receipts, nor the Shares issuable upon conversion of the Subscription Receipts, have been or will be registered under the 1933 Act or any applicable state securities laws.  As a result, the Subscription Receipts, and the Shares issuable upon conversion of the Subscription Receipts, may not be exercised within the United States or by or for the benefit of a U.S. Person, and may not be delivered within the United States unless: (a) such Shares have been registered under the 1933 Act and the securities laws of all applicable states (unless an exemption from such registration requirements is available); or (b) the Holder was the original purchaser of Subscription Receipts who completed Exhibit C (Certificate of U.S. Accredited Investor Status) to the Subscription Agreement and the representations and warranties made by the Holder therein remain true and correct at the time of conversion.

Section 3 – Failure to Satisfy Escrow Release Condition

(1)

If the Escrow Release Condition has not been satisfied by the Escrow Deadline, or if the Issuer delivers the Default Notice to the Escrow Agent, then:

(a)

the Issuer will cause the Escrow Agent to return the Escrowed Funds to the Holder within three business days of the earlier of: (i) the delivery of the Default Notice, and (ii) the Escrow Deadline; and

(b)

the Subscription Receipts and this Certificate will be void and of no value or effect, provided that, if the Issuer has not then performed any of its obligations hereunder, no rights of the Holder against the Issuer will be diminished or affected.

Section 4 – Adjustment Provisions

(1)

For the purposes of this Section 4, “Subscription Rate” means the number of Shares issuable upon the conversion of each Subscription Receipt in accordance with the provisions hereof, subject to adjustment from time to time pursuant to this Section 4.

(2)

The number of Shares issuable on conversion of each Subscription Receipt will be subject to adjustment in the event of any reorganization (including a consolidation, sub-division, reduction or return) of the issued capital of the Issuer on or prior to the Expiry Date, on the following basis:

(a)

in the event of a consolidation of the Shares of the Issuer, the number of Subscription Receipts will be consolidated in the same ratio as the Shares;

(b)

in the event of a subdivision or split of the Shares, the number of Subscription Receipts will be sub-divided in the same ratio as the Shares;

(c)

in the event of a return of capital with respect to the Shares, the number of Subscription Receipts will not change;

(d)

in the event of a reduction of capital effected by way of a cancellation of paid-up capital lost or not represented by available assets of the Issuer where no Shares are cancelled, the number of Subscription Receipts will not change;

(e)

in the event of a pro-rata cancellation of capital attributable to the Shares, the number of Subscription Receipts will be reduced in the same ratio as the capital attributable to the Shares; and

(f)

in the event of any other reorganization of the Shares, the number of Subscription Receipts will be reorganized so that neither the Holder nor the holders of the Shares will benefit or be harmed relative to each other by such reorganization.

(3)

There are no participating rights or entitlements inherent in the Subscription Receipts and the Holder will not be entitled to participate in new issues of capital offered or made to shareholders of the Issuer prior to the Expiry Date.

(4)

In the event of any new or bonus issue of Shares by the Issuer prior to the Expiry Date, there will be no change in the number of Shares into which the Subscription Receipts can be converted.

Section 5 - Rights and Covenants of the Issuer

(1)

The Issuer covenants that:

(a)

it will cause any Shares issuable on conversion of the Subscription Receipts to be duly issued and delivered in accordance with the terms of this Certificate;

(b)

all Shares issued on conversion of the Subscription Receipts will be fully paid and non-assessable Shares of the Issuer; and

(c)

it will promptly provide written notice of any default under the terms of this Certificate to the Escrow Agent.

Section 6 - Limitation of Liability

(1)

The obligations hereunder are not personally binding upon, nor will resort hereunder be had to, the private property of any of the past, present or future shareholders, directors, officers, employees or agents of the Issuer or any successor person, but only the property of the Issuer or any successor person will be bound in respect hereof.

Section 7 – Subscription Receipts Not Transferable

(1)

The Subscription Receipts are not transferable.

Section 8 – Replacement

(1)

Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Certificate and, if requested by the Issuer, upon delivery of a bond of indemnity satisfactory to the Issuer (or, in the case of mutilation, upon surrender of this Certificate), the Issuer will issue to the Holder a replacement certificate (containing the same terms and conditions as this Certificate).

Section 9 – Notice

(1)

All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Holder will be directed to the address of the Holder as set forth on page 2 of the Subscription Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of the Subscription Agreement.

Section 10 - Shareholder Status

(1)

The holding of the Subscription Receipts evidenced by this Certificate will not constitute the Holder a shareholder of the Issuer or entitle the Holder to any right or interest as a shareholder of the Issuer except as expressly provided in this Certificate.

Section 11 – Successors

(1)

This Certificate will enure to the benefit of and will be binding upon the Holder and the Issuer and their respective successors.

Section 12 - Governing Law

(1)

This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein.  The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, attorns to the exclusive jurisdiction of the courts of the State of Nevada.

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IN WITNESS WHEREOF the Issuer has caused this Subscription Receipt Certificate to be signed by a duly authorized officer as of the 12th day of December, 2014.

REVENUE.COM CORPORATION

Per:

__________________________________

Authorized Signatory